SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

Trust for Professional Managers
 (Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
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(4)	Date Filed:

September 20, 2018

Dear Shareholder:

Please take a moment to read this letter about an important matter pertaining to your investment in the Convergence Core Plus Fund, the Convergence Opportunities Fund and the Convergence Market Neutral Fund (each, a “Fund,” and together, the “Funds”).

Convergence Investment Partners, LLC (“CIP”) has served as the investment adviser to the Funds, each a series of Trust for Professional Managers (the “Trust”), since their inception.  Montage Investments, LLC (“Montage”), which is wholly owned by the Bicknell Family Holding Company and is the owner of 71.5% of the outstanding equity interests in CIP, has entered into an agreement (the “Agreement”) with Nile Capital Group, LLC (“Nile”), a Delaware limited liability company, under the terms of which Nile has agreed to purchase Montage’s 71.5% equity interest in CIP effective on or about September 30, 2018.  The closing of the transaction contemplated by the Agreement (the “Transaction”) will constitute a change in control of CIP and will result in an assignment, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the investment advisory agreement between the Trust, on behalf of the Funds, and CIP (the “Prior Investment Advisory Agreement”) and, as a result, its automatic termination.  In anticipation of the Transaction, at an in-person meeting held on August 20, 2018, the Trust’s Board of Trustees, including a majority of the trustees who are not “interested persons” of the Funds, as defined under the 1940 Act (the “Independent Trustees”), approved an interim investment advisory agreement effective September 30, 2018 between the Trust, on behalf of the Funds, and CIP (the “Interim Investment Advisory Agreement”).  Under Rule 15a‑4 of the 1940 Act, the Interim Investment Advisory Agreement allows the Funds up to 150 days to obtain shareholder approval of a permanent investment advisory agreement between the Trust, on behalf of the Funds, and CIP.

The Transaction will not result in any significant changes for the shareholders of the Funds.  Importantly, David J. Abitz and Justin Neuberg will continue to serve as the Funds’ portfolio managers and will continue to manage the Funds pursuant to the Funds’ existing investment strategies and guidelines.  As a shareholder of the Funds, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Funds, and CIP (the “New Investment Advisory Agreement”) to retain CIP as the Funds’ investment adviser on a permanent basis.  The 1940 Act requires that a new investment advisory agreement be approved by both a majority of an investment company’s trustees who are not “interested persons” and a “majority of the outstanding voting securities” of each Fund, as such terms are defined under the 1940 Act.  The New Investment Advisory Agreement will become effective upon approval by each Fund’s shareholders. This proposal is explained more fully in the accompanying proxy statement.

The proposal to approve a new investment advisory agreement with CIP has been carefully reviewed by the Trust’s Board of Trustees, including a majority of the Independent Trustees.  The Board of Trustees unanimously recommends that you vote FOR the proposal.  It is very important that we receive your vote before October 31, 2018.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	INTERNET: Visit the website indicated on your Proxy Card(s). Enter the control number on your Proxy Card(s) and follow the instructions.
•	PHONE: Please call the toll-free number listed on your Proxy Card(s). The control number on your Proxy Card(s) will be needed at the time of the call.
•	MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

We appreciate your participation and prompt response in this matter.  If you have any questions, please first call Broadridge Financial Solutions, Inc. at 1-833-786-6490.  Representatives are available to take your call Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time.

Sincerely,

David J. Abitz
Chief Investment Officer
Convergence Investment Partners, LLC

Convergence Core Plus Fund
Convergence Opportunities Fund
Convergence Market Neutral Fund
Each a series of Trust for Professional Managers

Important information to help you understand and vote on the proposal:

While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the proposal you are being asked to consider.  This overview contains limited information and should be read in conjunction with the Proxy Statement.

Questions and Answers

Question:	What is this document and why did you send it to me?

Answer:
As of September 17, 2018, you were a shareholder of record of the Convergence Core Plus Fund, Convergence Opportunities Fund, and/or Convergence Market Neutral Fund (each, a “Fund,” and together, the “Funds”), each a series of Trust for Professional Managers (the “Trust”).  We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Convergence Investment Partners, LLC (the “Adviser”), to retain the Adviser as the investment adviser for the Funds on a permanent basis.  This document includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and Proxy Card(s).

At an in-person meeting of the Trust’s Board of Trustees (the “Board”) held on August 20, 2018, the Board, including a majority of the trustees who are not “interested persons” of the Funds, as defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Adviser as the investment adviser to the Funds under a new Investment Advisory Agreement (the “New Investment Advisory Agreement”), subject to approval by each Fund’s shareholders.

Question:	What am I being asked to vote on?

Answer:
You are being asked to vote to approve the New Investment Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser.  The Adviser has served as the investment adviser to each Fund since its inception.  Montage Investments, LLC (“Montage”), which is wholly owned by the Bicknell Family Holding Company and is the owner of 71.5% of the outstanding equity interests in the Adviser, entered into an agreement (the “Agreement”) with Nile Capital Group, LLC (“Nile”), a Delaware limited liability company, under the terms of which Nile has agreed to purchase Montage’s 71.5% equity interest in the Adviser effective on or about September 30, 2018.  The closing of the transaction contemplated by the Agreement (the “Transaction”) will constitute a change in control of the Adviser and will result in an assignment, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Prior Investment Advisory Agreement”) and, as a result, its automatic termination.  In anticipation of the Transaction at an in-person meeting held on August 20, 2018, the Board, including a majority of the Independent Trustees, approved an interim investment advisory agreement effective September 30, 2018 between the Trust, on behalf of the Funds, and the Adviser (the “Interim Investment Advisory Agreement”).

Q&A	1

Under Rule 15a‑4 of the 1940 Act, the Interim Investment Advisory Agreement allows the Funds up to 150 days to obtain shareholder approval of a permanent investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser.  The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement except for the commencement date and the termination date of the agreement.  Additionally, under the Interim Investment Advisory Agreement, management fees earned by the Adviser are held in an escrow account until shareholders of each Fund approve the New Investment Advisory Agreement between the Adviser and the Trust, on behalf the Funds.  The Board, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement with the Adviser on behalf of the Funds, to replace the Interim Investment Advisory Agreement, at an in-person meeting held on August 20, 2018, subject to approval by each Fund’s shareholders.

Other than the effective date, there are no other material differences between the Prior Investment Advisory Agreement and the proposed New Investment Advisory Agreement.  David J. Abitz and Justin Neuberg, the Funds’ current portfolio managers, will continue to manage the Funds pursuant to the Funds’ existing investment strategies and guidelines.

Question:	What will happen if a Fund’s shareholders do not approve the New Investment Advisory Agreement?

Answer:
Although the Board recommends that the shareholders of each Fund approve the proposal, the approval by shareholders of one Fund is not contingent upon the approval of the proposal by shareholders of the other Funds.  Accordingly, if a Fund’s shareholders do not approve the New Investment Advisory Agreement for the Fund within 150 days after the effective date of the Interim Investment Advisory Agreement, the Board will have to consider other alternatives for such Fund, including, but not limited to, the consideration of other investment advisers and the liquidation of the Fund.

Question:	How will my approval of this proposal affect the management and operation of the Funds?

Answer:
The Funds’ investment strategies will not change as a result of the New Investment Advisory Agreement.  It is anticipated that there will be no change to the Funds’ portfolio managers as David J. Abitz and Justin Neuberg, will continue to serve as the Funds’ portfolio managers.  The number and value of your shares in the Funds will not change.  You will continue to receive uninterrupted investment management and shareholder services.

Question:	When and where will the Special Meeting be held?

Answer:	The Special Meeting will be held on November 1, 2018 at 10:00 a.m., Central time, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202.

Question:	How will my approval of this proposal affect the expenses of the Funds?

Answer:	The proposed approval of the New Investment Advisory Agreement will have no effect on the expenses of the Funds.

Q&A	2

Question:	What are the primary reasons for the selection of the Adviser as the investment adviser of the Funds?

Answer:
The Board weighed a number of factors in reaching its decision to approve the Adviser as the investment adviser for the Funds, including the history, reputation, qualifications and resources of the Adviser, and the fact that the Funds’ portfolio managers, David J. Abitz and Justin Neuberg, will remain in place.  Subject to approval by each Fund’s shareholders of the New Investment Advisory Agreement, the Adviser will enter into an operating expense limitation agreement to waive management fees and/or reimburse expenses of each Fund so that the Fund’s total annual operating expenses do not exceed 1.50% of the Fund’s average daily net assets, for at least two years following the effective date of the New Investment Advisory Agreement.  After two years, each Fund’s operating expenses may increase.  Other than the effective date and initial term of the agreement, this operating expense limitation agreement is substantially identical to the Funds’ amended and restated operating expense limitation agreement currently in place.  Other expected benefits to the shareholders of the Funds include providing continuity in the portfolio management of the Funds, maintaining current relationships with certain third-party vendors, and avoiding the costs of finding a new investment adviser.

Question:	Are there any material differences between the Prior Investment Advisory Agreement and the New Investment Advisory Agreement?

Answer:	No. There are no material differences between the Prior Investment Advisory Agreement and the New Investment Advisory Agreement other than the effective dates, as discussed above.

Question:	Has the Board approved the proposal and how does the Board recommend that I vote?

Answer:	Yes. The Board, including all of the Independent Trustees, has approved the proposal set forth herein and recommends that shareholders of each Fund also vote in favor of the proposal.

Question:	Who is Broadridge Financial Solutions, Inc.?

Answer:
Broadridge Financial Solutions, Inc. is a third party proxy vendor that the Funds have engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Question:	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

Answer:
The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Adviser.  Fund shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.

Q&A	3

Question:	Who is eligible to vote?

Answer:
Shareholders of record of each Fund as of the close of business on September 17, 2018 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof.  Shareholders of record of each Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

Question:	What vote is required?

Answer:
Approval of the proposal to approve the New Investment Advisory Agreement with the Adviser requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of each Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of a Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund entitled to vote thereon.

Question:	How do I vote my shares?

Answer:
Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed Proxy Card(s) and mailing the Proxy Card(s) in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your Proxy Card(s) and following the recorded instructions.

In addition, you may vote through the Internet by visiting the website located on your Proxy Card(s) and following the on-line instructions.  If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the Funds’ proxy information line at 1-833-786-6490.

If you simply sign and date the Proxy Card(s) but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.

Question:	Whom should I call for additional information about this Proxy Statement or the Funds?

Answer:
If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call the Funds’ proxy information line at 1-833-786-6490.  Representatives are available Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time.

Q&A	4

Question:	How is a quorum for the Special Meeting established?

Answer:
One-third of each Fund’s outstanding shares, present in person or represented by proxy, constitute a quorum for the Funds at the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for a Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of a Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund(s).

Please complete, sign and return the enclosed Proxy Card(s) in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed Proxy Card(s).  No postage is required if mailed in the United States.

YOUR VOTE IS VERY IMPORTANT.  PLEASE VOTE TODAY.

Q&A	5

Convergence Core Plus Fund
Convergence Opportunities Fund
Convergence Market Neutral Fund

Each a series of Trust for Professional Managers

c/o U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
615 EAST MICHIGAN STREET, 2ND FLOOR
MILWAUKEE, WISCONSIN 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 to be held November 1, 2018

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Special Meeting”) of the shareholders of the Convergence Core Plus Fund, the Convergence Opportunities Fund and the Convergence Market Neutral Fund (the “Funds”), each a series of the Trust, to be held at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202, on November 1, 2018, at 10:00 a.m., Central time, for the purpose of considering the following:

(1)	Approval of an investment advisory agreement between Convergence Investment Partners, LLC (the “Adviser”) and the Trust, on behalf of the Funds; and

(2)	Such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof.

The Board, including a majority of the trustees who are not “interested persons” of the Funds, as defined under the Investment Company Act of 1940, as amended, has unanimously approved the investment advisory agreement between the Adviser and the Trust, on behalf of the Funds.  However, approval of each Fund’s shareholders is required to proceed.  The Board believes that the proposal is in the best interests of Fund shareholders and recommends that you vote in favor of the proposal.

Shareholders of record of each Fund at the close of business on September 17, 2018 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees
Adam W. Smith, Esq., Secretary
Trust for Professional Managers
September 20, 2018

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING.  IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

Convergence Core Plus Fund
Convergence Opportunities Fund
Convergence Market Neutral Fund

Each a Series of Trust For Professional Managers

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-833-786-6490

TO BE HELD ON NOVEMBER 1, 2018

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) and its series, the Convergence Core Plus Fund, the Convergence Opportunities Fund and the Convergence Market Neutral Fund (each, a “Fund,” and together, the “Funds”), and at any adjournments thereof (the “Special Meeting”), to be held on November 1, 2018 at 10:00 a.m., Central time, at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202.

Shareholders of record of each Fund at the close of business on the record date, established as September 17, 2018 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This proxy statement is expected to be mailed to shareholders on or about September 28, 2018.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL:	To approve an investment advisory agreement between Convergence Investment Partners, LLC and the Trust, on behalf of the Funds.

Shareholders of each Fund are being asked to approve the Investment Advisory Agreement (the “New Investment Advisory Agreement”) between Convergence Investment Partners, LLC (the “Adviser”) and the Trust, on behalf of the Funds.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 1, 2018:

The Notice of Special Meeting, Proxy Statement and Proxy Card(s) are available at www.proxyvote.com.  To obtain directions to attend the Special Meeting, please call 1-833-786-6490.  For a free copy of the Funds’ latest annual and/or semi-annual report, call 877-677-9414 or visit the Funds’ website at www.investcip.com or write to the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Proxy Statement	1

Background

Convergence Investment Partners, LLC (the “Adviser”) has served as the investment adviser to each Fund since its inception.  Montage Investments, LLC (“Montage”), which is wholly owned by the Bicknell Family Holding Company and is the owner of 71.5% of the outstanding equity interests in the Adviser, has entered into an agreement (the “Agreement”) with Nile Capital Group, LLC (“Nile”), a Delaware limited liability company, under the terms of which Nile has agreed to purchase Montage’s 71.5% equity interest in the Adviser effective on or about September 30, 2018.  The closing of the transaction contemplated by the Agreement (the “Transaction”) will constitute a change in control of the Adviser and will result in an assignment, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser dated as of October 23, 2009, as amended (the “Prior Investment Advisory Agreement”), and, as a result, its automatic termination.  In anticipation of the Transaction, at an in-person meeting held on August 20, 2018, the Board, including a majority of the trustees who are not “interested persons” of the Funds, as defined under the 1940 Act (the “Independent Trustees”), unanimously approved an interim investment advisory agreement effective September 30, 2018 between the Trust, on behalf of the Funds, and the Adviser (the “Interim Investment Advisory Agreement”).  Under Rule 15a‑4 of the 1940 Act, the Interim Investment Advisory Agreement allows the Funds up to 150 days to obtain shareholder approval of a permanent investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser.

The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement except for the commencement date and the termination date of the agreement.  Additionally, under the Interim Investment Advisory Agreement, management fees earned by the Adviser with respect to a Fund will be held in an escrow account until the Fund’s shareholders approve the New Investment Advisory Agreement between the Trust, on behalf the Funds, and the Adviser.  Fees that are held in the escrow account with respect to a Fund, including interest earned, will be paid to the Adviser if the Fund’s shareholders approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement.  If shareholders of a Fund do not approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement, then the Adviser will be paid with respect to a Fund, out of the escrow account, the lesser of: (1) any costs incurred in performing services under the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

The proposed New Investment Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser is substantially identical to the Prior Investment Advisory Agreement, except for its effective date.  The form of the New Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A.

At an in-person meeting of the Board held on August 20, 2018, the Board, including a majority of the Independent Trustees, voted unanimously to approve the proposed New Investment Advisory Agreement.  The Board also voted unanimously to recommend that shareholders of each Fund approve the New Investment Advisory Agreement.  Accordingly, each Fund is seeking shareholder approval to retain the Adviser as its investment adviser on a permanent basis.  If a Fund’s shareholders do not approve the Adviser as the investment adviser for the Fund within 150 days after the effective date of the Interim Investment Advisory Agreement, the Board will have to consider other alternatives for the Fund.

Proxy Statement	2

Legal Requirements in Approving the Interim and New Investment Advisory Agreement

To avoid disruption of the Funds’ investment management and after considering the potential benefits to shareholders of approving the Adviser as the Funds’ investment adviser, as discussed more fully below, the Board, including a majority of the Independent Trustees, unanimously approved the Interim Investment Advisory Agreement effective August 20, 2018.  In doing so, the Board determined that it was prudent to act pursuant to the requirements of Rule 15a‑4 under the 1940 Act.  Under Rule 15a-4, an investment adviser can serve pursuant to an interim investment advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement.

The Interim Investment Advisory Agreement will terminate upon the sooner to occur of (1) 150 days after the effective date of the Interim Investment Advisory Agreement, or (2) the approval by a Fund’s shareholders of the proposed New Investment Advisory Agreement.  Under the Interim Investment Advisory Agreement, the management fees earned by the Adviser with respect to a Fund during this interim period will be held in an interest-bearing escrow account at U.S. Bank, N.A.  Fees that are held in the escrow account with respect to a Fund, including interest earned, will be paid to the Adviser if the Fund’s shareholders approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement.  If shareholders of a Fund do not approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement, then the Adviser will be paid with respect to a Fund, out of the escrow account, the lesser of: (1) any costs incurred in performing services under the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are materially identical to the terms of the Prior Investment Advisory Agreement with respect to services to be provided by the Adviser.  The Prior Investment Advisory Agreement for the Convergence Core Plus Fund, Convergence Opportunities Fund and Convergence Market Neutral Fund was last submitted to the shareholders of each Fund for approval on December 29, 2009, November 27, 2013, and January 22, 2016, respectively, and was effective as of the inception date of the respective Fund.

The New Investment Advisory Agreement will take effect with respect to each Fund upon approval by each Fund’s shareholders.  If a Fund’s shareholders do not approve the New Investment Advisory Agreement at the Special Meeting, or at an adjournment of the Special Meeting, the Board will have to consider other alternatives and will make such arrangements for the Fund’s investments as it deems appropriate and in the best interests of the Fund, including, but not limited to, the liquidation of the Fund.

Compensation Paid to Convergence Investments Partners, LLC

Under the Prior Investment Advisory Agreement, the Adviser was entitled to receive a monthly management fee computed at an annual rate of 1.00% of each Fund’s average daily net assets in return for the services provided by the Adviser as the investment adviser to the Funds (subject to applicable operating expense limitations).  Under the Interim Investment Advisory Agreement, the Adviser is entitled to receive a monthly management fee computed at an annual rate of 1.00% of each Fund’s average daily net assets in return for the services to be provided by the Adviser as the interim investment adviser to the Funds (subject to applicable operating expense limitations).  For the fiscal periods indicated below, the Funds paid the following investment management fees to the Adviser:

Proxy Statement	3

Core Plus Fund
Fiscal Year Ended	Advisory Fee	Recoupment / (Waiver)	Advisory Fee after Recoupment / Waiver
November 30, 2017	$1,276,160	$0	$1,276,160
November 30, 2016	$1,639,564	$0	$1,639,564
November 30, 2015	$2,718,298	$0	$2,718,298

Opportunities Fund
Fiscal Period Ended	Advisory Fee	Recoupment / (Waiver)	Advisory Fee after Recoupment / Waiver
November 30, 2017	$715,828	$0	$715,828
November 30, 2016	$761,503	$0	$761,503
November 30, 2015	$834,556	$0	$834,556

Market Neutral Fund
Fiscal Period Ended	Advisory Fee	Recoupment / (Waiver)	Advisory Fee after Recoupment / Waiver
November 30, 2017	$210,913	($85,383)	$125,530
November 30, 2016(1)	$110,783	($111,707)	$0
(1)	The Market Neutral Fund commenced operations on January 29, 2016.

In connection with each of the Prior Investment Advisory Agreement and the Interim Investment Advisory Agreement, the Adviser, contractually agreed to an operating expense limitation that limited total annual operating expenses to 1.50% of each Fund’s average daily net assets.  Additionally, in the event that a Fund’s operating expenses, as accrued each month, exceeded the Fund’s annual operating expense limitation, the Adviser agreed to pay to the Fund, on a monthly basis, the excess expenses within 30 days of notification that such payment was due.  These operating expense limitations will continue under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Funds, for at least two years from the effective date of the New Investment Advisory Agreement.  Other than the effective date and the initial term of the agreement, this operating expense limitation agreement is substantially identical to the amended and restated operating expense limitation agreement, dated as of March 30, 2018 and currently in place between the Trust, on behalf of the Funds, and the Adviser.  After two years, the Funds’ operating expenses may increase.  The Adviser may also recoup previously waived fees and/or reimbursed expenses prior to the change in control of the Adviser.

Information about Convergence Investment Partners, LLC

The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser’s principal office is located at 1245 Cheyenne Avenue, Suite 102, Grafton, Wisconsin 53024.  As of the date of this Proxy Statement, the Adviser had approximately $439.9 million of assets under management.

The following table sets forth the name, position and principal occupation of each current member and principal officer of the Adviser, each of whose business address is 1245 Cheyenne Avenue, Suite 102, Grafton, Wisconsin 53024.

Name	Position/Principal Occupation
David J. Abitz	President and Chief Investment Officer
Justin Neuberg	Portfolio Manager
Jonathan G. Franklin	Director of Research
Todd J. Hanson	Managing Partner and Senior Analyst

Proxy Statement	4

The following table sets forth the name of each person that owns 10% or more of the outstanding voting securities of the Adviser prior to the closing of the Transaction.

Name	% of Voting Securities Held
Montage Investments, LLC* 5700 W. 112th St, Suite 500, Overland Park, Kansas 66211	71.5%
David and Sheila Abitz Revocable Trust**	11.5%
*	Montage Investments, LLC is wholly owned by Bicknell Family Holding Company which is located at 5700 W. 112th St, Suite 500, Overland Park, Kansas 66211.
**	The business address is 1245 Cheyenne Avenue, Suite 102, Grafton, Wisconsin 53024.

The following table sets forth the name of each parent of the Adviser and each person that is expected to indirectly beneficially own 10% or more of the outstanding voting securities of the Adviser following the closing of the Transaction.

Name	% of Voting Securities Held
Nile Capital Group, LLC 2121 Avenue of the Stars #160 Los Angeles, California 90067	71.5%
David and Sheila Abitz Revocable Trust*	11.5%
*   The business address is 1245 Cheyenne Avenue, Suite 102, Grafton, Wisconsin 53024.

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  However, all material terms of the New Investment Advisory Agreement have been included in this summary.  You should refer to Exhibit A for the New Investment Advisory Agreement.  The investment advisory services to be provided by the Adviser under the New Investment Advisory Agreement are identical to the services previously provided by the Adviser under the Prior Investment Advisory Agreement.

Advisory Services.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Funds by taking on certain responsibilities, including the responsibility to: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities and other permitted investments for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended, for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Adviser with respect to the services performed on behalf of the Funds, except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets that the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Funds’ investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Proxy Statement	5

Brokerage.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, to the extent not delegated to a sub-adviser in the case of the Prior Investment Advisory Agreement, the Adviser shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board.  The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, the Adviser may take such factors as it deems relevant into consideration including, without limitation: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis.  The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses.  Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, the Adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the Adviser to perform its services, the expenses of printing and distributing copies of the Funds’ prospectus, statement of additional information, and sales and advertising materials to prospective investors (but not to existing shareholders), to the extent such expenses are not covered by any applicable shareholder servicing fee plan or plan adopted pursuant to Rule 12b-1 under the 1940 Act, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Adviser, and any costs of liquidating or reorganizing the Funds.  The New Investment Advisory Agreement also specifically provides that the Adviser may be responsible for paying certain fees for sub-TA services or distribution services to financial intermediaries.

Each Fund is responsible for and has assumed the obligation for payment of all of its own expenses, except for those specifically assigned to the Adviser under the investment advisory agreement, including, but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Funds’ shareholders and the Board that are properly payable by the Funds; a pro rata portion of the salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Trust; insurance premiums on property or personnel of the Funds which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees.  Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, the Adviser is entitled to receive from each Fund a management fee computed daily and paid monthly, based on an annual rate equal to 1.00% of the Fund’s average daily net assets.

Proxy Statement	6

Duration and Termination.  The Prior Investment Advisory Agreement provided that the agreement would become effective at the time the Funds commenced operations.  The New Investment Advisory Agreement provides that the agreement will become effective at the time the Funds receive an affirmative vote of a majority of the outstanding voting securities of the Funds.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for an initial period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the (i) Board or by the vote of a majority of the outstanding securities of the Funds and (ii) the vote of a majority of the Independent Trustees.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Funds (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Funds) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties imposed on the Adviser by the agreement, the Adviser will not be subject to liability to the Trust or the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including each of the Independent Trustees, met in person at a meeting held on August 20, 2018, during which the Board reviewed materials related to the Adviser.

In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Funds.  The Trustees also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Funds in the past by the Adviser since each Fund’s inception compared to the quality of services expected to be provided to the Funds with the Adviser as the investment adviser going forward; (2) the performance of the Funds; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Prior Investment Advisory Agreement; (4) the fact that the Adviser’s portfolio managers will continue to manage the Funds; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Prior Investment Advisory Agreement and that the Adviser has agreed to maintain each Fund’s current Expense Cap; and (6) other factors deemed relevant.

The Trustees also evaluated the New Investment Advisory Agreement in light of information they had requested and received from the Adviser prior to the August 20, 2018 meeting.  Below is a summary of the material factors considered by the Trustees in their deliberations as to whether to approve the New Investment Advisory Agreement and the conclusions related thereto.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services To Be Provided to the Funds.  The Trustees considered the nature, extent and quality of services that would be provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of David J. Abitz and Justin Neuberg, the Funds’ portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees noted that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

Proxy Statement	7

Investment Performance of the Adviser and the Funds.  The Trustees discussed the performance of the Core Plus Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2018.  The Trustees also discussed the performance of the Opportunities Fund for the year-to-date, one-year and three-year periods ended April 30, 2018.  The Trustees further discussed the performance of the Market Neutral Fund for the year-to-date and one-year periods ended April 30, 2018.  In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Russell 3000 Total Return Index for the Core Plus Fund, the Russell 2000 Total Return Index for the Opportunities Fund and the BofA Merrill Lynch 3 Month U.S. Treasury Bill Index for the Market Neutral Fund), and in comparison to a peer group of funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end large blend funds and a peer group of U.S. open-end long-short equity funds for the Core Plus Fund, a peer group of U.S. open-end small blend funds and a peer group of U.S. open-end long-short equity funds for the Opportunities Fund, and a peer group of U.S. open-end market neutral funds and a peer group of U.S. open-end long-short equity funds for the Market Neutral Fund) (each a “Morningstar Peer Group”).

The Trustees noted that for each of the year-to-date, one-year, three-year and five-year periods ended April 30, 2018, the Core Plus Fund’s performance was above the Morningstar Peer Group medians for both large blend funds and long-short equity funds, and that for the one-year and five-year periods ended April 30, 2018, the Core Plus Fund’s performance was the best among the Morningstar Peer Group for long-short equity funds.  The Trustees also noted that for the year-to-date, one-year and since inception periods ended March 31, 2018, the Core Plus Fund had outperformed the Russell 3000 Total Return Index.  The Trustees noted the Core Plus Fund had underperformed the Russell 3000 Total Return Index for the three-year and five-year periods ended March 31, 2018.

The Trustees noted that for the year-to-date, one-year and three-year periods ended April 30, 2018, the Opportunities Fund’s performance was below the Morningstar Peer Group medians for small blend funds and below the Morningstar Peer Group medians for long-short equity funds for the year-to-date and one-year periods ended April 30, 2018, but above the Morningstar Peer Group median for long-short equity funds for the three-year period ended April 30, 2018.  The Trustees further noted that the Opportunities Fund’s absolute performance was negative for the year-to-date period ended April 30, 2018.  The Trustees also noted that for the quarter, one-year, three-year and since inception periods ended March 31, 2018, the Opportunities Fund had underperformed the Russell 2000 Total Return Index.

The Trustees noted that for the year-to-date and one-year periods ended April 30, 2018, the Market Neutral Fund’s performance was above the Morningstar Peer Group median for both market neutral funds and long-short equity funds.  The Trustees noted the Market Neutral Fund outperformed the BofA Merrill Lynch 3 Month U.S. Treasury Bill Index for the quarter, one-year and since inception periods ended March 31, 2018.

Proxy Statement	8

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

Costs of Service and Profits To Be Realized by the Adviser.  The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Funds relative to the Morningstar Peer Groups.

The Trustees also considered the overall profitability of the Adviser and reviewed relevant financial information of the Adviser.  The Trustees also examined the level of profits to be realized by the Adviser from the fees payable under the New Investment Advisory Agreement, as well as the Funds’ brokerage practices.  These considerations were based on materials requested by the Trustees and the Funds’ administrator in advance of the August 20, 2018 meeting at which the New Investment Advisory Agreement was formally considered.

The Trustees noted that the Core Plus Fund’s contractual management fee of 1.00% was above the Morningstar Peer Group average of 0.73% for large blend funds and below the Morningstar Peer Group average of 1.06% for long-short equity funds.  The Trustees noted that the Core Plus Fund was operating below its expense cap of 1.50%.  The Trustees noted that the Core Plus Fund’s total expense ratio of 1.27% (which excludes dividends and interest expenses on short positions) was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.93% for large blend funds and below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.44% for long-short equity funds.

The Trustees noted that the Opportunities Fund’s contractual management fee of 1.00% was above the Morningstar Peer Group average of 0.87% for small blend funds and below the Morningstar Peer Group average of 1.07% for long-short equity funds.  The Trustees noted that the Opportunities Fund was operating below its expense cap of 1.50%.  The Trustees noted that the Opportunities Fund’s total expense ratio of 1.36% (which excludes dividends and interest expenses on short positions) was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.12% for small blend funds and below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.38% for long-short equity funds.

The Trustees noted that the Market Neutral Fund’s contractual management fee of 1.00% was below the Morningstar Peer Group average of 1.03% for market neutral funds and 1.16% for long-short equity funds.  The Trustees noted that the Market Neutral Fund’s total expense ratio of 1.50% (which excludes dividends and interest expenses on short positions) was in line with the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.51% for market neutral funds and 1.49% for long-short equity funds.

The Trustees then noted the New Investment Advisory Agreement contained the identical fee structure as the Prior Investment Advisory Agreement.  The Trustees further noted the Adviser had agreed to waive advisory fees and/or reimburse expenses of each Fund for at least two years after the effective date of the New Investment Advisory Agreement under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Funds.

Proxy Statement	9

The Trustees concluded that the Funds’ expenses and the management fees to be paid to the Adviser under the New Investment Advisory Agreement were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit to be realized from sponsoring the Funds was not excessive and that the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

Extent of Economies of Scale as the Funds Grow.  The Trustees compared the Funds’ expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Funds’ management fee and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Funds’ assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded the proposed fee structure under the New Investment Advisory Agreement was reasonable and reflects a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

Benefits Derived from the Relationship with the Funds.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or growth in separate account management services appear to be reasonable, and, in many cases, may benefit the Funds through growth in assets.

Conclusions.  No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Funds, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the New Investment Advisory Agreement with the Adviser, including the management fees to be paid thereunder, was fair and reasonable.  The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Investment Advisory Agreement would be in the best interest of the Funds and their shareholders.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor that, when a transaction occurs, such as the proposed change in control of the Adviser, the investment adviser or any of its affiliated persons are permitted to receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.

Proxy Statement	10

The first condition specifies that no “unfair burden” may be imposed on the Funds managed by the investment adviser as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the Transaction occurs whereby the investment adviser (or its predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company.  The Trust is not aware of any arrangement relating to the Transaction that might result in the imposition of an “unfair burden” on the Funds as a result of the Transaction.  In addition, to avoid an “unfair burden” on the Funds, the Adviser has contractually agreed to waive its management fees and/or reimburse expenses of each Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 1.50% of the Fund’s average daily net assets (the “Expense Cap”) for a period of at least two years.  The agreement by the Adviser to waive management fees and/or reimburse expenses of the Funds will continue for least two years following the date of the Transaction under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Funds.  After two years, a Fund’s operating expenses may increase.  The Adviser may request recoupment of previously waived fees and paid expenses from a Fund for three years from the date they were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment, which includes fees waived or expenses paid for the benefit of the Fund prior to the Transaction.  Other than the effective date and initial term of the agreement, this operating expense limitation agreement is substantially identical to the amended and restated operating expense limitation agreement dated as of March 30, 2018 and currently in place between the Trust, on behalf of the Funds, and the Adviser.  The Adviser may also recoup previously waived fees and/or reimbursed expenses prior to the change in control of the Adviser.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Trust’s board of trustees must be composed of Independent Trustees (i.e., not “interested persons” as that term is defined under the 1940 Act of the Adviser).  The Board currently meets this 75% requirement and is expected to meet this requirement for the required three-year period.

Based on the foregoing, the Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that the two conditions set forth in Section 15(f) will continue to be satisfied for the required time period.

Vote Required

Approval of the proposal to approve the New Investment Advisory Agreement in order to engage the Adviser as the investment adviser for the Funds requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of each Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of the Funds vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

Proxy Statement	11

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Funds, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Adviser or its Affiliates

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting.  As of the Record Date, the total outstanding shares of each Fund were as follows:

Fund	Shares Outstanding
Convergence Core Plus Fund	5,798,072.0470
Convergence Opportunities Fund	3,163,775.1680
Convergence Market Neutral Fund	6,270,412.2630

Management Ownership.  As of the Record Date, no officer or Trustee of the Funds as a group owned of record or beneficially any of the Fund’s outstanding shares.  Furthermore, neither the Trustees nor members of their immediate family own securities beneficially or of record in the Adviser, or any of its affiliates.  Accordingly, neither the Trustees nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, or any of its affiliates.  In addition, during the most recently completed calendar year, neither the Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which the Adviser, or any of its affiliates was a party.

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  As of the Record Date, no person was a control person of a Fund, and all Trustees and officers of the Trust as a group owned beneficially (as defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the shares of each Fund.  As of the Record Date, the shareholders indicated below were known by the Funds to be a principal shareholder of a Fund:

Proxy Statement	12

Core Plus Fund
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
NFS LLC FEBO 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	55.50%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94104-1905	20.19%	Record	N/A	N/A
Exclusive Company Corp 318 North Main Street Oshkosh, WI 54901-4817	9.26%	Record	N/A	N/A
TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.61%	Record	N/A	N/A

Opportunities Fund
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	92.87%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5.18%	Record	N/A	N/A

Market Neutral Fund
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	58.29%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	23.20%	Record	N/A	N/A
TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	15.31%	Record	N/A	N/A

Proxy Statement	13

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only pursuant to the Funds’ “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares,” a description of which is included in the Funds’ Statement of Additional Information dated March 31, 2018.  The Funds do not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and Proxy Card(s), on or about September 28, 2018.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Funds.  The Adviser has entered into a contract with Broadridge Financial Solutions, Inc. pursuant to which Broadridge Financial Solutions, Inc. will provide certain project management, internet and telephone voting services in addition to the mailing of the proxy statement.  The estimated fee to be paid to Broadridge Financial Solutions, Inc. by the Adviser is $17,000 in the aggregate.  In addition, Broadridge Financial Solutions, Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Funds.  The Funds may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Adam W. Smith, Secretary, Trust for Professional Managers, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new Proxy Card(s) (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in “street name” accounts for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against this proposal.

All proxies solicited by the Board that are properly executed and received by the Funds’ Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the Proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

Proxy Statement	14

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum for each Fund is one-third of the Fund’s outstanding shares entitled to vote in person or by proxy at the Special Meeting with respect to the Fund.  If a quorum is not present at the Special Meeting with respect to a Fund, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the shares of a Fund present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the Proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of each Fund at the close of business on September 17, 2018, will be entitled to vote at the Special Meeting.  Other than any principal shareholders disclosed above, to the knowledge of the Funds, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of a Fund as of September 17, 2018.  Each whole share of a Fund you hold as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

The Funds expect that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Funds do not receive your proxy by a certain time, you may receive a telephone call from Broadridge Financial Solutions, Inc., Trust officers, employees or agents asking you to vote.  The Funds do not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by the Adviser.  The estimated cost of the solicitation is $40,000.

Service Providers

The Funds’ investment adviser is Convergence Investment Partners, LLC, located at 1245 Cheyenne Avenue, Suite 102, Grafton, Wisconsin 53024.  The Funds’ administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Funds’ Custodian.  Quasar Distributors, LLC, located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, WI 53202, serves as distributor and principal underwriter to the Funds.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive a separate Proxy Card.  If you would like to receive a separate copy of the Proxy Statement, future proxy statements or other related materials please call 1-833-786-6490 or write to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Proxy Statement	15

EXHIBIT A

TRUST FOR PROFESSIONAL MANAGERS

INVESTMENT ADVISORY AGREEMENT

with

CONVERGENCE INVESTMENT PARTNERS, LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of [DATE], by and between Trust for Professional Managers, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the series of the Trust as indicated on Schedule A attached hereto, as may be amended from time to time (each a “Fund” and collectively, the “Funds”), and Convergence Investment Partners, LLC (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, each Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advice and related services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds’ and Trust’s governing documents, including, without limitation: the Trust’s Declaration of Trust and By-Laws, each as amended from time to time; the Funds’ prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”).  In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, as amended, and other applicable law.  Subject to the requirements of the Investment Company Act, the Adviser is authorized to delegate its duties hereunder, at the Adviser’s own expense, to a sub-adviser, which is a registered investment adviser under the Advisers Act, pursuant to a written agreement under which the sub-adviser shall furnish the services specified therein to the Adviser or the Funds.  The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a sub-adviser (a “Sub-Adviser”).

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Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Board of Trustees; (iii) make recommendations with respect to the hiring, termination and replacement of a Sub-Adviser; (iv) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Funds, and take other required actions on behalf of the Funds; (v) maintain  required books and records relating to its investment management activities for the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets that the Funds’ administrator or distributor or the officers of the Trust may reasonably request and which can be produced by the Adviser without undue cost or effort; and (vii) render to the Board of Trustees such periodic and special reports with respect to the Funds’ investment activities as the Board of Trustees may reasonably request, including at least one in-person appearance annually before the Board of Trustees. It is understood and agreed that the Adviser shall have no obligation to initiate or defend against litigation on behalf of the Funds.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. In placing portfolio transactions, the Adviser will seek to obtain “best execution.”  Best execution does not necessarily mean paying the lowest spread or commission rate available.  In seeking best execution, the Adviser may consider the full range of a broker-dealer’s services.  The factors that may be considered by the Adviser in seeking best execution include, but are not limited to, the broker-dealer’s execution capability; clearance and settlement services; commission rate; trading expertise; willingness and ability to commit capital; ability to provide anonymity; financial responsibility; reputation and integrity; responsiveness; access to underwritten offerings and secondary markets; and access to company management, as well as the value of any research provided by the broker-dealer.  In assessing which broker-dealer can provide best execution for a particular trade, the Adviser also may consider the timing and size of the order and available liquidity and current market conditions.   The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and provide to the Adviser and consistent with Section 28(e) of the Exchange Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Funds and its other clients. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made.

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Subject to such policies as the Board of Trustees may determine and provide to the Adviser and consistent with Section 28(e) of the Exchange Act, the Adviser also may consider the receipt of commission sharing arrangements as a factor in selecting brokers or dealers to execute transactions consistent with its duty to seek best execution. Under such arrangements, the Adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide research services to the investment adviser. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds and its other clients.

The Adviser is actively engaged in transactions for other advisory clients involving the same securities and instruments in which the Funds will invest.  The Adviser manages and advises other client accounts and investment vehicles which have investment objectives similar to, as well as dissimilar to, those of the Funds and/or which may engage in transactions in the same types of securities and instruments as the Funds.  On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as of other clients and/or investment vehicles, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients and investment vehicles.  In such event, the position of the Funds and such client accounts and investment vehicles in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts and investment vehicles seek to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts and investment vehicles simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts and investment vehicles in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned.  In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.  Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall in good faith perform its duties to the Funds as set forth in this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or the Funds. It is expressly understood and agreed that the services to be rendered by the Adviser to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

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5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6. EXPENSES.

(a) With respect to the operation of the Funds, the Adviser shall be responsible for (i) the Funds’ organizational expenses, (ii) providing the personnel, office space and equipment reasonably necessary for the Adviser to provide investment management services to the Funds, (iii) the expenses of printing and distributing extra copies of the Funds’ prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by, or exceed the fees payable under, any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act, (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser, and (v) any costs of liquidating or reorganizing the Funds (unless such cost is otherwise allocated by the Board of Trustees). Pursuant to Subparagraph 6(e), below, the Adviser may be responsible for paying certain fees to financial intermediaries. If the Adviser has agreed, whether voluntarily or pursuant to an agreement, to limit the operating expenses of the Funds, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Funds are responsible for and shall assume the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage, trading and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Funds’ shareholders and the Board of Trustees that are properly payable by the Funds; a pro rata portion of the salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Trust; insurance premiums on property or personnel of the Funds which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Funds or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

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(c) The Adviser may voluntarily or contractually absorb certain Fund expenses or waive the Adviser’s own advisory fee.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Funds as set forth herein, the Funds shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Funds are obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Funds to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing the services.

(e) Other than any Rule 12b-1 distribution or shareholder servicing fees payable under a plan or plans approved by the Board of Trustees, the Adviser may not cause a Fund to pay fees to financial intermediaries, including, without limitation, banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing (collectively, “sub-TA” services) or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Board of Trustees.  Where such arrangements are authorized by the Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions. Any fees for sub-TA services or distribution services provided to a Fund payable to financial intermediaries that are above any limits set by the Board of Trustees shall be the responsibility of the Adviser.

7. MANAGEMENT FEE.

(a) Each Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by each Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The management fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to a Fund and as required under any expense limitation applicable to the Funds.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Funds under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

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(f) Any such reductions made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and/or expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and/or expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon the Board of Trustees’ quarterly review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8. NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Funds or pledge or use a Fund’s assets in connection with any borrowing not directly for the Funds’ benefit. For this purpose, failure to pay any amount due and payable to a Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Funds. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS.

(a) The Adviser agrees to supply such information which can be produced by the Adviser without undue cost or effort to the Funds’ administrator and, subject to the limits set forth in this subsection. to permit such compliance inspections by the Funds’ administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.  Any compliance inspection requested by the Funds’ administrator shall (i) require reasonable advance written notice, (ii) take place during the Adviser’s regular business hours, (iii) be at no additional expenses to the Adviser and (iv) be subject to appropriate confidentiality requirements and the Adviser’s security procedures.

(b) The Trust agrees to provide the Adviser such information about the Trust and the Funds as is necessary and appropriate for the Adviser to perform its services hereunder.  Such information includes, but is not limited to, the Trust’s Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust.  The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c) The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11. ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness of the statements in the Funds’ offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

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(b) The Adviser shall be liable to the Funds for any loss (including brokerage charges) incurred by the Funds as a result of any improper investment made by the Adviser in contradiction of the Investment Policies resulting from willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Funds or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by a Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Funds or any shareholder of a Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of such party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s engagement of the Adviser is not an exclusive arrangement. The Trust may from time to time engage other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, including but not limited to investment vehicles, and shall not in any way be limited or restricted from buying, selling, holding or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will prevent the Adviser from performing its obligations to the Funds under this Agreement, and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Funds’ administrator will provide the Adviser with the names of all investment advisers to the other series of the Trust and the names of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Adviser will promptly notify the Funds’ administrator in the event it is or becomes an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Funds or any other series of the Trust.

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14. TERM.  This Agreement shall become effective with respect to the Convergence Core Plus Fund, the Convergence Opportunities Fund and the Convergence Market Neutral Fund as of the date first written above and, with respect to any other Fund, at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933, as amended, and shall continue for an initial term of two years thereafter, unless sooner terminated as hereinafter provided.  This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

15. RIGHT TO USE NAME.

(a) The Adviser warrants that the Funds’ name is not deceptive or misleading.  Any concern regarding copyright, trademark, or patent infringement with respect to the name used by the Funds shall be resolved by the Adviser.  The Adviser shall at all times have all rights in and to the Funds’ name or any name derived from using the name “Convergence Investment Partners” or “Convergence”.  The Funds shall have a license to us, but have no other rights in or to, the name “Convergence Investment Partners” or “Convergence” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Funds shall cease to use such a name or any other name connected with the Adviser.

(b) It is understood and hereby agreed that the name “Trust for Professional Managers” or “TPM” is the property of the Trust for trademark and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Funds, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will  further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

16. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act and rules and regulations thereunder.

17. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, trustees, managers, members, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Funds’ prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.  This paragraph shall not apply to any information obtained directly by the Adviser from sources other than the Trust.

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18. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Trust agreed to provide to the Adviser its current Anti-Money Laundering Policy and any future amendments thereto.  The Adviser further agrees to provide to the Trust and/or the Funds’ administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust in order for the Trust to comply with applicable AML Laws. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures, provided, however, that the Adviser shall not be obligated to take any actions which involve undue cost or effort. The Adviser agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to such Fund’s certification obligations under the Sarbanes-Oxley Act.

20. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

TRUST FOR PROFESSIONAL MANAGERS on behalf its series listed on Schedule A	CONVERGENCE INVESTMENT PARTNERS, LLC

By:	By:
Name: John P. Buckel	Name: David Abitz
Title: President	Title: President & Chief Investment Officer

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SCHEDULE A

Series or Fund of Trust for Professional Managers	Annual Fee Rate as a Percentage of Average Daily Net Assets
Convergence Core Plus Fund	1.00%
Convergence Opportunities Fund	1.00%
Convergence Market Neutral Fund	1.00%

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51391-S76207

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by Fund shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51391-S76207

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by Fund shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

E51392-S76207

TRUST FOR PROFESSIONAL MANAGERS
Convergence Funds

The undersigned holder of shares of the Convergence Market Neutral Fund, a series of Trust for Professional Managers, hereby appoints John P. Buckel and Jennifer A. Lima, or any of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on November 1, 2018, at 10:00 a.m., Central time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Only shareholders of record at the close of business on September 17, 2018, will be entitled to vote at the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE PAID RETURN ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51391-S76207

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by Fund shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

E51392-S76207

TRUST FOR PROFESSIONAL MANAGERS
Convergence Funds

The undersigned holder of shares of the Convergence Opportunities Fund, a series of Trust for Professional Managers, hereby appoints John P. Buckel and Jennifer A. Lima, or any of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on November 1, 2018, at 10:00 a.m., Central time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Only shareholders of record at the close of business on September 17, 2018, will be entitled to vote at the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE PAID RETURN ENVELOPE

Draft - Solicitation Script

Convergence Funds
Fund Names
Convergence Core Plus Fund
Convergence Opportunities Fund
Convergence Market Neutral Fund

Meeting Date: November 1, 2018
Toll Free Number: 833-786-6490

Inbound Greeting:
Thank you for calling the Broadridge Proxy Services Center for the Convergence Funds. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Convergence Funds to confirm you have received the proxy materials for the special meeting of shareholders scheduled for November 1, 2018. Have you received proxy materials?

Near Meeting Date Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Convergence Funds to confirm you have received the proxy materials for the special meeting of shareholders scheduled in just a few days on November 1, 2018. Have you received proxy materials?

Adjournment Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms.                          , my name is <Agent Name> and I am a proxy voting specialist calling on behalf of your current investment with Convergence Funds.  Due to the lack of shareholder participation, special Meeting of Shareholders has been adjourned to <date/time>.  Have you received proxy materials?

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Voting:
Your board has recommended a vote IN FAVOR of the proposal.  Would you like to vote along with the recommendations of the board for all of your accounts?
 Thank you, I am recording your <for, against, abstain> vote.  For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you.  You will receive a confirmation of your voting instructions within 5 days.  If you have any questions, please contact us at this toll free number 833-786-6490.

Mr./Ms. <Shareholder’s Last Name>, your vote is important and your time is appreciated.  Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:
Would you like me to review the proposal with you?   <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:
I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:
Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposal reviewed:
Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 833-786-6490.

If Not Interested:
I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important.  Please fill out and return your proxy card at your earliest convenience.  If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:
Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  Your board is recommending you vote FOR the proposal…

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Beneficial holder wants a new VIF/or their control number:
Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you.  However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  Your board is recommending you vote FOR the proposal…

ANSWERING MACHINE MESSAGE:
Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Convergence Funds. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on November 1, 2018.

Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-786-6490 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:
Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of Convergence Funds.  You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on November 1, 2018.
Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-786-6490 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 1:
Hello, this is <Fund Representative> calling you with an important message concerning your investment with Convergence Funds.  You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on November 1, 2018.
Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-786-6490 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

3 | Page

FUND RECORDED ANSWERING MACHINE MESSAGE 2:
Hello, this is <Fund Representative> calling you with an important message concerning your investment with Convergence Funds.  You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on November 1, 2018. The meeting date is fast approaching and we need your help.
Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-786-6490 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 3:
Hello, this is <Fund Representative> calling you with an urgent message concerning your investment with Convergence Funds.  You have probably received several messages concerning this special meeting either electronically, by mail or by phone. That is because the meeting date is just a few days away on November 1, 2018 and we need your help.
Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-786-6490 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:
Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time.  Thank you.

INBOUND - CALL IN QUEUE MESSAGE:
Thank you for calling the Broadridge Proxy Services Center.  Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.

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END OF CAMPAIGN MESSAGE:
Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly.  Thank you and have a nice day.

5 | Page

U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI  53202

September 20, 2018

VIA EDGAR TRANSMISSION

Mr. Mark Cowan
United States Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	TRUST FOR PROFESSIONAL MANAGERS (the “Trust”)
Securities Act Registration No: 333-62298
Investment Company Act Registration No: 811-10401
Convergence Core Plus Fund (S000027238)
Convergence Opportunities Fund (S000043088)
Convergence Market Neutral Fund (S000052122)

Dear Mr. Cowan:

Pursuant to Section 14(a) of the Securities Exchange Act of 1934, transmitted herewith by the Trust on behalf of its series, the Convergence Core Plus Fund, Convergence Opportunities Fund and Convergence Market Neutral Fund (the “Funds”), is a Definitive Proxy Statement on Schedule 14A (the “Definitive Proxy Statement”), in response to your oral comments of September 7, 2018 regarding the preliminary proxy statement filed by the Trust, on behalf of the Funds, on August 31, 2018.

For your convenience in reviewing the Trust’s responses, your comment is included in bold typeface immediately followed by the Trust’s response.  Capitalized terms not otherwise defined herein have the same meaning as set forth in the Definitive Proxy Statement.

The Trust’s responses to your comments are as follows:

1.
Staff Comment:     The question “Are there any material differences between the Prior Investment Advisory Agreement and the New Investment Advisory Agreement?” suggests the answer should include an affirmative “No” in the response.  Please revise the answer accordingly.

Response:  The Trust responds by making the suggested revision.

2.
Staff Comment:     The Staff does not believe the continuation of the fee waiver is necessarily reflective of the fact there is no unfair burden on the Funds.  Accordingly, please move the fee waiver and expense recoupment discussion to a different location in the Definitive Proxy Statement.

Response:  The Trust responds by respectfully declining to make any revisions associated with this comment.  The Trust notes that the current disclosure indicates that the current operating expense limitation arrangement will continue for a period of at least two years following the Transaction, which the Trust believes supports the fact that no unfair burden will be imposed on the Funds as a result of the Transaction.

3.
Staff Comment:     Please confirm whether there is any arrangement in place for the prior owner of the Adviser to recoup any expenses, and, if so, please disclose any such arrangement in the Definitive Proxy Statement.

Response:  The Trust responds by supplementally confirming that no such arrangement is in place with Montage Investments, LLC, the prior owner of the Adviser.

4.	Staff Comment: Please confirm whether the Adviser will recoup any expenses prior to the change in control of the Adviser. If so, please add applicable disclosure to the Definitive Proxy Statement.

Response:  The Trust responds by supplementally stating it anticipates the Adviser may recoup previously waived fees and/or reimbursed expenses prior to the change in control of the Adviser.  Accordingly, the following disclosure has been added to the Definitive Proxy Statement:

“The Adviser may also recoup previously waived fees and/or reimbursed expenses prior to the change in control of the Adviser.”

5.	Staff Comment: If applicable, please include disclosure that is responsive to Item 22(c)(10) of Schedule 14A.

Response:  The Trust responds by supplementally confirming Item 22(c)(10) of Schedule 14A is not applicable to the Definitive Proxy Statement.

6.
Staff Comment:    With respect to the discussion of the primary reasons for the approval of the Adviser as the Fund’s investment adviser and the Board recommendation of approval, please disclose whether the Board discussed any issues adverse to the adoption of a new investment advisory agreement with the Adviser.

Response:  The Trust responds by supplementally stating the disclosure provided in the Definitive Proxy Statement sufficiently and accurately reflects the material factors considered by the Board related to the adoption of the New Investment Advisory Agreement with the Adviser.

7.	Staff Comment: Please consider moving the Board’s considerations with respect to Section 15(f) to a location adjacent to the factors disclosed under the caption “Board Recommendation of Approval”.

Response:  The Trust responds by making the requested revision.

If you have any additional questions or require further information, please contact Adam Smith at (414) 765-6115.

Sincerely,

/s/ John P. Buckel

John P. Buckel
President and Principal Executive Officer
Trust for Professional Managers